UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017 (May 18, 2017)

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Lakeview Avenue, Suite 200 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b.2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 18, 2017, Chatham Lodging Trust (the “Company”) held its Annual Meeting of Shareholders. The matters on which the shareholders voted, in person or by proxy were:

(i)
for the election of trustees Miles Berger, Edwin B. Brewer, Jr., Thomas J. Crocker, Jack DeBoer, Jeffrey H. Fisher, C. Gerald Goldsmith, Robert Perlmutter, and Rolf E. Ruhfus to serve until our 2018 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(ii)	for the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2017;

(iii)	for the approval, in an advisory and non-binding vote, of the compensation of the Company’s named executive officers; and

(iv)
to recommend in an advisory and non-binding vote, whether a non-binding shareholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years.

All of the nominees were elected, the ratification to select the independent registered public accountants was approved, the compensation of the Company’s named executive officers was approved, and one year was the frequency of executive compensation votes recommended by shareholders. The results of the voting were as follows:

Trustee	Votes For	Votes Against/Withheld	Abstain	Broker Non-Votes
C. Gerald Goldsmith	20,254,209	10,257,141	0	5,772,044
Rolf E. Ruhfus	30,263,300	248,050	0	5,772,044
Jeffrey H. Fisher	29,866,476	644,874	0	5,772,044
Thomas J. Crocker	19,939,934	10,571,416	0	5,772,044
Robert Perlmutter	29,777,222	734,128	0	5,772,044
Jack P. DeBoer	30,253,689	257,661	0	5,772,044
Miles Berger	29,762,845	748,505	0	5,772,044
Edwin B. Brewer, Jr.	30,342,184	169,166	0	5,772,044

Ratification of the selection of independent registered public accountants:

Votes For	Votes Against	Abstentions
36,024,628	213,708	45,058

Approval of compensation of named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,149,635	1,240,116	121,599	5,772,044

Recommendation of the frequency of executive compensation voting:

1 Year	2 Years	3-Years	Abstentions	Broker Non-Votes
26,902,837	48,494	3,473,441	86,578	5,772,044

A majority of the votes cast by shareholders at the Company’s Annual Meeting of Shareholders voted, on an advisory basis, to hold future advisory votes on compensation of named executive officers every year. After consideration of this result, the Board of Trustees determined that the Company will hold an advisory vote on compensation of its named executive officers every year until the next required advisory vote on the frequency of the advisory vote on compensation of named executive officers, which will occur no later than the Company’s 2023 Annual Meeting of Shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

May 19, 2017	By:	/s/ Jeremy B. Wegner

Name: Jeremy B. Wegner
Title: Senior Vice President and Chief Financial Officer